united states

securities and exchange commission

washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number: 811-22904

Evanston Multi-Alpha Fund

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)     (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Stacy H. Louizos, Esq.

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

(212) 885-5147

Registrant’s telephone number, including area code: (513) 587-3400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a)

Evanston Multi-Alpha Fund

Financial Statements

As of and for the year ended March 31, 2026

Evanston Multi-Alpha Fund

Contents

Management’s Discussion of Fund Performance (Unaudited)	1
Statement of Assets and Liabilities	3
Schedule of Investments	4
Statement of Operations	6
Statements of Changes in Net Assets	7
Statement of Cash Flows	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	19
Supplemental Information (Unaudited)	20

Evanston Multi-Alpha Fund

Management’s Discussion of Fund Performance (Unaudited)

This report provides certain performance data for Evanston Multi-Alpha Fund (the “Fund”) for the fiscal year ended March 31, 2026.

The Fund’s Investment Approach

The Fund’s investment objective is to seek attractive long-term risk adjusted returns. The Fund is a “fund of funds” formed to invest substantially all of its assets in investment vehicles often referred to as hedge funds (“Portfolio Funds”) that are managed by independent investment managers (“Portfolio Fund Managers”). The Fund generally allocates its assets to Portfolio Funds whose Portfolio Fund Managers invest in one or more of the following strategy areas: Long/Short Equity, Event Driven, Relative Value and Global Asset Allocation.

Performance Review

General Fund and Market Commentary

Broad market indices gained during the reporting period (S&P 500 Index +17.8%, MSCI ACWI Index +20.0%, and U.S. Aggregate Bond Index +4.3%), supported by healthy corporate earnings, persistent strength in AI capital expenditure, and easing monetary policy. The reporting period was bookended by two notable bouts of market volatility—in early April 2025, when markets sold off on tariff-related fears, and in March 2026, as the U.S.-Iran conflict escalated materially. The Fund’s Class I Shares returned +16.4% net and the Fund’s Class A Shares returned +15.5% net for the reporting period, outperforming the HFRI Fund of Funds Composite Index (the “HFRI Index”), which returned +11.5% for the reporting period. All four of the Fund’s strategy allocations contributed positively to performance, led by long/short equity and global asset allocation.

Long/Short Equity

The Fund’s allocation to long/short equity was the top contributor to performance. Though the spread in returns among individual long/ short equity Portfolio Funds was wide, the group collectively benefited from the market tailwind and substantially added to performance through stock selection. Absolute returns and alpha were particularly strong in Asia and within the global industrial and technology sectors. Alpha generation was skewed toward the long side of portfolios, though short alpha started to contribute measurably during the second half of the reporting period.

Global Asset Allocation (aka “Macro”)

The Fund’s allocation to global macro strategies was the second largest contributor to returns, generating gains across asset classes. Within equities, a correctly bullish stance throughout most of the reporting period was amplified by adept exposure management, especially surrounding April’s tariff-induced volatility, and profitable thematic views, such as the continued tech/AI infrastructure buildout and increased defense spending. In interest rates, Portfolio Funds benefited from evolving monetary policies in developed markets and ongoing concerns about inflation and fiscal sustainability, which led to ample trading opportunities. In commodities, bullish positioning in gold and oil were notable contributors.

Event Driven

The Fund’s event-driven allocation was the third largest contributor to the Fund’s performance for the reporting period. Results were led by equity-oriented and opportunistic Portfolio Funds, which added value through security selection and by anticipating or advocating for corporate events that were well received by market participants. Credit-oriented Portfolio Funds also contributed positively to returns as a group with more varied individual results. Some were able to drive returns through a good hit rate and a handful of stressed names that resolved positively, while others were small detractors. The key seemed to be avoiding losers of consequence in a tight credit-spread environment with less margin for error and a macro backdrop, particularly trade policy uncertainty, that pushed out the timing of some expected events.

Relative Value

The Fund’s relative value allocation was a modest contributor to the Fund’s performance and served its purpose as a diversifier throughout the reporting period. Gains primarily came from systematic market-neutral trading and convertible bond arbitrage while emerging market debt strategies held back overall results.

Evanston Multi-Alpha Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) – Continued

Fund Performance

For the 12-month fiscal period ended March 31, 2026, the Fund’s Class I Shares returned +16.4%. The HFRI Index returned +11.5%.

	1-Year	3-Year	5-Year	10-Year	Inception*
Fund NAV - Class I Shares	16.4%	13.0%	6.0%	7.1%	5.6%
Fund NAV - Class A Shares	15.5%	12.2%	5.2%	6.3%	6.3%
HFRI Index	11.5%	8.5%	4.9%	5.2%	4.2%

*	Annualized: Inception of Class I Shares is July 1, 2014, Class A Shares is March 1, 2016

HFRI Index inception for this chart is July 1, 2014

The graph compares a hypothetical $25,000 investment in the Fund’s Class I Shares with a similar investment in the HFRI Index. The table compares an investment in the Fund’s Class I Shares and Class A Shares against the HFRI Index. The HFRI Index is an index composed of funds of hedge funds that voluntarily report their performance to Hedge Fund Research. All figures for the Fund are based on its net asset value on the last business day of the first and each subsequent fiscal year, include the reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase or sale of Fund shares. The Fund’s past performance does not predict future performance.

Evanston Multi-Alpha Fund

Statement of Assets and Liabilities

March 31, 2026

Assets
Investments in Portfolio Funds and Short-Term Investments, at fair value (cost $57,152,977)	$89,090,061
Cash	1,082,383
Advanced subscriptions in Portfolio Funds	2,500,000
Receivable for investments in Portfolio Funds	1,190,637
Prepaid expenses	99,324
Total assets	93,962,405

Liabilities
Payable for fund shares redeemed	3,472,138
Subscriptions received in advance	350,000
Payable to Adviser	103,533
Payable for audit and tax fees	57,500
Payable to Administrator	41,802
Payable to Trustees	22,289
Other accrued expenses	111,021
Total liabilities	4,158,283

Net Assets	$89,804,122

Net Assets consist of:
Paid-in capital	98,275,761
Accumulated deficit	(8,471,639)
Net Assets	$89,804,122

Net Asset Value Per Share
Class I
Net assets applicable to shares outstanding	$87,027,034
Unlimited shares authorized issued and outstanding	9,742,242
Net asset value per share	$8.93
Class A(a)
Net assets applicable to shares outstanding	$2,777,088
Unlimited shares authorized issued and outstanding	346,055
Net asset value per share	$8.02

(a)	May be subject to a sales charge of up to 3.00%

See accompanying notes which are an integral part of these financial statements.

Evanston Multi-Alpha Fund

Schedule of Investments

March 31, 2026

Investments in Portfolio Funds*	First Acquisition Date	Shares	Cost	Fair Value	Percentage of Net Assets	Liquidity(1)
Event Driven(a)
Hein Park Offshore Investors Ltd.	1/1/2022	3,188	$3,187,500	$3,144,321	3.50%	Quarterly(2)
Redwood Opportunity Offshore Fund, Ltd.	7/1/2020	1,764	2,000,100	2,737,401	3.05%	Quarterly
Silver Point Capital Offshore Fund, Ltd.	1/1/2016	327	4,663,075	7,874,775	8.77%	Annually(2)
Total Event Driven			9,850,675	13,756,497	15.32%
Global Asset Allocation(b)
Agave Global Macro Fund Ltd.	8/1/2025	2,486	2,500,000	2,574,614	2.87%	Quarterly(2)
Castle Hook Offshore Fund Ltd.	1/1/2017	1,021	1,507,676	5,899,676	6.57%	Quarterly(2)
Rokos Global Macro Fund Limited	11/1/2015	20,182	2,851,677	7,230,602	8.05%	Monthly(2)
TIG Zebedee Core Fund Limited	1/1/2024	27,292	4,397,860	5,588,610	6.22%	Monthly
Total Global Asset Allocation			11,257,213	21,293,502	23.71%
Long-Short(c)
59 North Offshore Partners, Ltd.	5/1/2024	2,016	3,000,000	3,783,540	4.21%	Quarterly(2)
Alamut Feeder Fund Ltd.	7/1/2025	27,500	2,750,000	2,333,193	2.60%	Quarterly(2)
Hill City Capital Offshore Fund Ltd.	7/1/2023	4,814	2,559,767	5,018,903	5.59%	Quarterly(2)
Matrix Capital Management Fund (Offshore) Ltd.	7/1/2014	314	337,492	472,775	0.53%	Quarterly(3)
Oxbow Fund (Offshore) Limited	9/1/2015	1,513	2,515,346	5,844,673	6.51%	Quarterly(2)
Soroban Long Only Equity Cayman Fund Ltd	4/1/2024	2,433	2,433,120	3,413,603	3.80%	Quarterly(2)
Whale Rock Flagship Fund Ltd.	7/1/2014	21	121,291	281,842	0.31%	N/A(4)
XN Exponent Offshore Fund, LP	7/1/2024		2,625,000	3,078,718	3.43%	Quarterly(5)
Total Long-Short			16,342,016	24,227,247	26.98%
Relative Value(d)
Cassiopeia Fund Ltd.**	7/1/2014	4	3,520	5,054	0.01%	N/A(4)
Foreword Capital Offshore Fund, LP	7/1/2024		2,531,504	2,804,438	3.12%	Quarterly(2)
Iguazu Investors (Cayman), SPC	7/1/2014	560	1,278,071	2,292,482	2.55%	Quarterly
Steelhead Pathfinder Fund Ltd.	1/1/2020	2,187	2,658,905	3,511,385	3.91%	Monthly
Tribune Investment Group Offshore Fund Ltd.	7/1/2024	759	765,780	800,820	0.89%	Quarterly
Total Relative Value			7,237,780	9,414,179	10.48%
Multi-Discipline(e)
140 Summer Partners Offshore Ltd.	2/1/2022	2,601	3,625,000	4,978,123	5.54%	Quarterly
Anchorage Capital Partners Offshore, Ltd.	7/1/2014	96	92,071	141,955	0.16%	N/A(4)
Crake Global Feeder Fund ICAV***	10/1/2019	26,268	3,000,000	7,141,124	7.95%	Monthly
Sachem Head Offshore Ltd.	7/1/2014	788	2,026,349	4,415,561	4.92%	Quarterly(2)
Total Multi-Discipline			8,743,420	16,676,763	18.57%
Total Investments in Portfolio Funds			$53,431,104	$85,368,188	95.06%

See accompanying notes which are an integral part of these financial statements.

Evanston Multi-Alpha Fund

Schedule of Investments – Continued

March 31, 2026

Investments in Short-Term Investments*	Shares	Cost	Fair Value	Percentage of Net Assets	Liquidity(1)
Short-Term Investments
Money Market Funds(f)
State Street Institutional Treasury Money Market Fund, Institutional Shares, 3.67%	3,721,873	$3,721,873	$3,721,873	4.14%
Total Short-Term Investments		3,721,873	3,721,873	4.14%
Total Investments in Portfolio Funds and Short-Term Investments		$57,152,977	$89,090,061	99.20%

Remaining Assets less Liabilities			714,061	0.80%
Net assets			$89,804,122	100.00%

Investments by Strategy (as a percentage of Net Assets)
Event Driven	15.32%
Global Asset Allocation	23.71%
Long-Short	26.98%
Relative Value	10.48%
Multi-Discipline	18.57%
Short-Term Investments	4.14%
Remaining Assets less Liabilities	0.80%
Total	100.00%

*	Investments in Portfolio Funds are non-income producing. All Portfolio Funds are domiciled in the Cayman Islands, unless otherwise noted.
**	This Portfolio Fund is domiciled in Bermuda.
***	This Portfolio Fund is domiciled in Ireland.
(1)	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms and may be subject to investor level gates. Redemption notice periods range from 30 to 90 days. If applicable, the lock up period is 12-36 months.
(2)	Subject to 25% investor level quarterly gate.
(3)	Fund is liquidating and voluntary withdrawal and redemptions are suspended effective September 30, 2024.
(4)	This Portfolio Fund is not redeemable; rather the Fund receives distributions through the liquidation of the underlying assets of this Portfolio Fund.
(5)	Subject to 12.5% investor level quarterly gate.
(a)	Event driven strategies involve investing in opportunities created by significant transaction events, such as spin-offs, mergers and acquisitions, and reorganizations. These strategies include but are not limited to risk arbitrage, distressed situations investing, special situations, and opportunistic investing.
(b)	Global asset allocation strategies seek to exploit opportunities in various global markets. Portfolio Funds employing these strategies have a broad mandate to invest in those markets and instruments which they believe provide the best opportunity. Portfolio Funds employing a global asset allocation strategy may take positions in currencies, sovereign bonds, global equities and equity indices, or commodities.
(c)	Long-short strategies seek to profit by taking positions in equities and generally involve fundamental analysis in the investment decision process. Portfolio Fund Managers in these strategies tend to be “stock pickers” and typically manage market exposure by shifting allocations between long and short investments depending on market conditions and outlook. Long-short strategies may comprise investments in one or multiple countries, including emerging markets and one or multiple sectors.
(d)	Relative value strategies seek to profit by exploiting pricing inefficiencies between related instruments while remaining long-term neutral to directional price movements in any one market. Relative value strategies consist of an exposure to some second order aspect of the market.
(e)	Multi-discipline managers employ a combination of any of the above mentioned strategies.
(f)	Rate disclosed is the seven day effective yield as of March 31, 2026.

See accompanying notes which are an integral part of these financial statements.

Evanston Multi-Alpha Fund

Statement of Operations

For the year ended March 31, 2026

Investment Income
Dividend income	$211,381

Expenses
Management fees	901,924
Legal fees	194,928
Fund administration fees	96,901
Registration	86,074
Transfer agent fees and expenses	84,288
Fund accounting fees	80,787
Trustee fees	66,586
Audit and tax preparation fees	65,082
Chief compliance officer fees	44,750
Insurance	37,980
Distribution and service fees - Class A	19,978
Printing fees	16,909
Custody fees	14,935
Line of credit	12,167
Other expenses	15,208
Total expenses	1,738,497
Less: expense reimbursed by the Adviser (Note 6)	(353,619)
Net expenses	1,384,878
Net investment loss	(1,173,497)

Realized and Change in Unrealized Gain/(Loss) from Investments in Portfolio Funds
Net realized gain on investments in Portfolio Funds	2,329,876
Net change in unrealized appreciation/(depreciation) from investments in Portfolio Funds	12,025,412
Net realized and change in unrealized gain from investments in Portfolio Funds	14,355,288
Net increase in net assets resulting from operations	$13,181,791

See accompanying notes which are an integral part of these financial statements.

Evanston Multi-Alpha Fund

Statements of Changes in Net Assets

	For the year ended March 31, 2026	For the year ended March 31, 2025
Increase/(Decrease) In Net Assets Resulting From Operations
Net investment loss	$(1,173,497)	$(1,118,227)
Net realized gain in Portfolio Funds	2,329,876	3,196,760
Net change in unrealized appreciation/(depreciation) in Portfolio Funds	12,025,412	4,490,079
Net increase in net assets resulting from operations	13,181,791	6,568,612

Distributions To Shareholders from Earnings
Class I	(10,501,792)	(13,433,783)
Class A	(323,084)	(282,259)
Total distributions	(10,824,876)	(13,716,042)

Shareholders’ Transactions - Class I
Proceeds from shares sold	12,171,002	9,923,058
Reinvestment of distributions	10,267,112	13,039,841
Amount paid for shares redeemed	(13,872,415)	(18,578,220)
Total - Class I	8,565,699	4,384,679
Shareholders’ Transactions - Class A
Proceeds from shares sold	25,000	896,250
Reinvestment of distributions	323,084	282,259
Total - Class A	348,084	1,178,509
Net increase in net assets resulting from capital share transactions	8,913,783	5,563,188
Total increase/(decrease) in net assets	11,270,698	(1,584,242)

Net Assets
Beginning of year	$78,533,424	$80,117,666
End of year	$89,804,122	$78,533,424

Share Transactions - Class I
Shares issued	1,299,239	1,033,401
Reinvestment of distributions	1,153,686	1,505,095
Shares redeemed	(1,514,275)	(1,886,905)
Total - Class I	938,650	651,591

Share Transactions - Class A
Shares issued	3,037	112,579
Reinvestment of distributions	40,335	35,729
Total - Class A	43,372	148,308

Net increase in share transactions	982,022	799,899

See accompanying notes which are an integral part of these financial statements.

Evanston Multi-Alpha Fund

Statement of Cash Flows

For the fiscal year ended March 31, 2026

Operating activities
Net increase in net assets resulting from operations	$13,181,791
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments in Portfolio Funds	(7,500,000)
Withdrawals from Portfolio Funds, net of receivables	11,277,780
Investments in short-term investments	(22,599,306)
Withdrawals from short-term investments	22,183,515
Net realized gain in Portfolio Funds	(2,329,876)
Net change in unrealized appreciation/depreciation from investments in Portfolio Funds	(12,025,412)
Increase in subscriptions to Portfolio Funds made in advance	(2,500,000)
Decrease in prepaid expenses	14,478
Increase in payable to Adviser	53,046
Increase in accounts payable and accrued liabilities	52,342
Net cash used in operating activities	(191,642)

Financing activities
Proceeds from shares sold	12,196,000
Payment from redemption of shares, net of redemptions payable	(12,004,197)
Decrease in subscriptions received in advance	(999,000)
Cash distributions paid	(234,680)
Net cash used in financing activities	(1,041,877)

Net change in cash	(1,233,519)
Cash, beginning of year	2,315,902
Cash, end of year	$1,082,383

Supplemental disclosure of cash flow information:
Non-cash distributions reinvested	$10,590,196

See accompanying notes which are an integral part of these financial statements.

Evanston Multi-Alpha Fund

Financial Highlights

Class I

	For the Year Ended March 31,
	2026	2025	2024	2023	2022
Per Share Operating Performance
Net asset value, beginning of year	$8.65	$9.66	$8.68	$9.13	$10.13
Net income (loss) from investment operations*:
Net investment loss	(0.12)	(0.14)	(0.12)	(0.13)	(0.15)
Net realized and unrealized gains/(losses) on investments	1.53	1.03	1.29	(0.32)	(0.06)
Net change in net assets resulting from operations	1.41	0.89	1.17	(0.45)	(0.21)

Distributions paid from:
Net investment income	(1.13)	(1.90)	(0.19)	—	(0.79)

Net asset value, end of year	$8.93	$8.65	$9.66	$8.68	$9.13

Total return	16.39%	9.17%	13.71%	(5.00%)	(2.31%)

Net assets, end of year (in 000s)	$87,027	$76,150	$78,736	$108,574	$101,420

Ratios To Average Net Assets
Ratio of expenses to average net assets before expense waiver and reimbursement**	1.93%	2.07%	1.70%	1.77%	1.83%
Ratio of expenses to average net assets after expense waiver and reimbursement**	1.53%	1.54%	1.53%	1.51%	1.50%
Ratio of net investment loss to average net assets**	(1.29%)	(1.44%)	(1.36%)	(1.48%)	(1.50%)
Portfolio turnover rate	8.77%	24.17%	7.32%	6.60%	17.16%

*	Per share data of net income (loss) from investment operations is computed using the total of monthly income and expense divided by average beginning of month shares.
**	The ratios of expenses and net investment loss to average net assets do not include the impact of expenses and incentive fees or allocations related to the Portfolio Funds.

See accompanying notes which are an integral part of these financial statements.

Evanston Multi-Alpha Fund

Financial Highlights

Class A

	For the Year Ended March 31,
	2026	2025	2024	2023	2022
Per Share Operating Performance
Net asset value, beginning of year	$7.87	$8.95	$8.11	$8.60	$9.66
Net income (loss) from investment operations*:
Net investment loss	(0.17)	(0.19)	(0.17)	(0.18)	(0.21)
Net realized and unrealized gains/(losses) on investments	1.39	0.94	1.20	(0.31)	(0.06)
Net change in net assets resulting from operations	1.22	0.75	1.03	(0.49)	(0.27)

Distributions paid from:
Net investment income	(1.07)	(1.83)	(0.19)	—	(0.79)

Net asset value, end of year	$8.02	$7.87	$8.95	$8.11	$8.60

Total return**	15.52%	8.35%	12.86%	(5.71%)	(3.04%)

Net assets, end of year (in 000s)	$2,777	$2,383	$1,381	$1,789	$2,103

Ratios To Average Net Assets
Ratio of expenses to average net assets before expense waiver and reimbursement***	2.69%	2.87%	2.94%	2.89%	3.07%
Ratio of expenses to average net assets after expense waiver and reimbursement***	2.29%	2.31%	2.26%	2.25%	2.24%
Ratio of net investment loss to average net assets***	(2.05%)	(2.25%)	(2.09%)	(2.23%)	(2.24%)
Portfolio turnover rate	8.77%	24.17%	7.32%	6.60%	17.16%

*	Per share data of net income (loss) from investment operations is computed using the total of monthly income and expense divided by average beginning of month shares.
**	Sales loads applicable to Class A shares are not reflected in the total return.
***	The ratios of expenses and net investment loss to average net assets do not include the impact of expenses and incentive fees or allocations related to the Portfolio Funds.

See accompanying notes which are an integral part of these financial statements.

Evanston Multi-Alpha Fund

Notes to Financial Statements

March 31, 2026

Note 1 – Organization

Evanston Multi-Alpha Fund (formerly, North Square Evanston Multi-Alpha Fund) (the “Fund”) was formed on October 16, 2013, as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a closed-end, non-diversified, management investment company and commenced operations on July 1, 2014. The Fund is a “fund of funds” and emphasizes efficient allocation of investor capital, selecting investment vehicles (collectively, the “Portfolio Funds”) managed by independent investment managers (the “Portfolio Fund Managers”). The Fund’s investment objective is to seek attractive long-term risk adjusted returns. Evanston Capital Management, LLC (“ECM”) (the “Adviser”) serves as the Fund’s investment adviser. ECM served as the Fund’s investment adviser until May 6, 2024, at which point North Square Investments, LLC (“NSI”) assumed the adviser role, with ECM continuing as investment sub-adviser (“the Sub-Adviser”). Effective January 8, 2026, ECM resumed its role as the Fund’s investment adviser.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Principal Executive Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

(a) Basis of Accounting

The financial statements are prepared in accordance with US GAAP. The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies.

(b) Income Recognition and Expenses

All investment transactions are recorded on the trade date. Realized gains and losses on investments in Portfolio Funds are determined using the average cost method. Interest income and expenses are recognized on an accrual basis. Income, expenses, gains and losses are allocated pro rata to each of the share classes in the Fund based on each class’s beginning net asset value (“NAV”), except those expenses that are specifically attributable to a share class are allocated solely to such class.

(c) Use of Estimates

The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(d) Federal Income Taxes

The Fund is classified as a corporation for federal income tax purposes and qualifies to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Evanston Multi-Alpha Fund

Notes to Financial Statements – Continued

March 31, 2026

The Fund generally invests its assets in foreign corporations that are classified as passive foreign investment companies (“PFICs”). The Fund has elected to have a tax year end of October 31. The Fund intends to distribute to its shareholders all of its distributable net investment income and net realized gains on investments in Portfolio Funds. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for U.S. federal income or excise tax has been recorded in these financial statements.

FASB ASC Topic 740 – Income Taxes, provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion based on the largest benefit that is more than 50 percent likely to be realized. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. Therefore, no additional tax expense, including any interest or penalties, was recorded for the fiscal year ended March 31, 2026. To the extent the Fund is required to record interest and penalties, they would be included in interest expense and other expenses, respectively, in the Statement of Operations.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken..

(e) Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (“DRP”), each Shareholder will automatically be a participant under the DRP and all income distributions, whether dividend distributions and/or capital gains distributions, will automatically be reinvested in the Fund. Shareholders who affirmatively choose not to participate in the DRP will receive any income distributions, whether dividend distributions and/or capital gains distributions, in cash.

(f) Net Asset Value Determination

The NAV of the Fund is determined as of the close of business on the last day of each month pursuant to the Adviser’s valuation policies and procedures with respect to the Fund, which have been approved by the Board.

(g) Investments in Portfolio Funds

The Fund values investments in Portfolio Funds at fair value in good faith, generally at the Fund’s pro rata interest in the net assets of these entities. Investments held by these Portfolio Funds are valued at prices that approximate fair value. The fair value of certain of the investments held by these Portfolio Funds, which may include private placements and other securities for which values are not readily available, are determined in good faith by the Portfolio Fund Managers of the respective Portfolio Funds. The estimated fair values may differ significantly from the values that would have been used had a ready market existed for these investments, and these differences could be material. Net asset valuations are provided monthly by these Portfolio Funds. Gain (loss) on investments in Portfolio Funds is net of all fees and allocations payable to the Portfolio Fund Managers of the Portfolio Funds.

(h) Capital Subscriptions Received in Advance

Capital subscriptions received in advance represent cash receipts from shareholders received on or prior to March 31, 2026, for which shares were issued on April 1, 2026.

(i) Line of Credit

The Fund entered into a credit agreement (the “Facility”) with an unaffiliated lender, Bank of America, N.A. (“Lender”), expiring on October 13, 2026. Subject to certain events of default and other financial conditions set forth in the Facility, the Fund is permitted to draw on the Facility in an amount equal to the lesser of (i) the maximum commitment amount and (ii) the borrowing base. Funds drawn under the Facility are generally used to finance short-term timing differences between (a) the repurchases requested from the Fund’s shareholders and redemptions requested by the Fund from its Portfolio Funds and (b) investments in the Fund’s Portfolio Funds while waiting for subscription proceeds from the Fund’s shareholders or redemption proceeds from Portfolio Funds.

Under the Facility, the fee on unused amounts is equal to 0.40% per annum on the maximum borrowing amount of $3,000,000 and the interest rate for funds drawn is equal to either the Secured Overnight Financing Rate (“SOFR”) or one month term SOFR, as selected by the Fund, plus 1.60% per annum, in each case. There were no draws on the advances during the fiscal year ended March 31, 2026. There was no outstanding balance under the Facility as of March 31, 2026.

Evanston Multi-Alpha Fund

Notes to Financial Statements – Continued

March 31, 2026

Note 3 – Income Taxes

As of March 31, 2026, gross unrealized appreciation and depreciation of the Fund’s investments, based on cost for federal income tax purposes were as follows:

Tax cost of investments	$88,224,600
Gross unrealized appreciation	1,512,939
Gross unrealized depreciation	(647,478)
Net unrealized appreciation/(depreciation) on investments	$865,461

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and differences between book and tax cost basis methodologies.

The tax basis of distributable earnings as of October 31, 2025, the Fund’s last tax year, shown below represents distribution requirements met by the Fund subsequent to the fiscal tax year end in order to satisfy income tax regulations and losses the Fund may be able to offset against income and gains realized in future years.

Undistributed ordinary income	$10,824,758
Accumulated Capital and Other Losses	(8,308,182)
Unrealized Appreciation/(Depreciation) on investments	(386,074)
Total accumulated earnings	$2,130,502

There were no permanent differences for the fiscal year ended March 31, 2026.

Dividends and Distributions to Shareholders — Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from US GAAP. If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Distribution of Income and Gains — The Fund declares and distributes dividends from net investment income and net realized gains, if any, on an annual basis. The tax character of distributions paid for the tax year ended October 31, 2025 was as follows:

	October 31,	October 31,
	2025	2024
Distributions paid from:
Ordinary income	$13,716,042	$2,241,508
Total distributions paid	$13,716,042	$2,241,508

The Fund made an additional distribution in December 2025 for $10,824,876.

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.

As of October 31, 2025, the Fund had short-term and long-term capital loss carryforwards of $1,267,486 and $7,040,695 respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Note 4 – Investments by the Fund

Portfolio Fund Managers, who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees or allocations based upon the net asset value of the Fund’s investment. These fees are deducted directly from the Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund. During the fiscal year ended March 31, 2026, the fees for these services range from 0.45% to 2.0% per annum for management fees and 9% to 26.7% for incentive fees or allocations. In certain cases, the incentive fees or allocations may be subject to a hurdle rate.

Based on the information the Adviser typically receives from the Fund’s Portfolio Funds, the Fund is unable to determine on a look-through basis if any investments, on an aggregate basis, held by the Portfolio Funds represent greater than 5% of the Fund’s net assets.

Evanston Multi-Alpha Fund

Notes to Financial Statements – Continued

March 31, 2026

The Fund has no unfunded capital commitments to Portfolio Funds as of March 31, 2026.

Note 5 – Share Capital

The Fund offered Class I Shares of beneficial interests to investors at an initial price of $10.00 per Share. As of June 1, 2015, the Fund offers two separate classes of Shares designated as Class A (“Class A Shares”) and Class I (“Class I Shares” and together with the Class A Shares, the “Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. All Shares issued prior to June 1, 2015 have been designated as Class I Shares in terms of rights accorded and expenses borne. PINE Distributors LLC (the “Distributor”) serves as the distributor of the Shares, on a best efforts basis, subject to various conditions. Shares of the Fund may be purchased from the Fund or through advisers, brokers, and dealers that have entered into selling agreements with the Distributor. Shares are offered and may be purchased on a monthly basis. Prior to January 1, 2026, Foreside Fund Services, LLC provided distribution services to the Fund.

The Shares are sold at the current NAV per Share as of the date on which the purchase is accepted and may be subject to an applicable sales load. Each investor will be required to represent that they are acquiring Shares directly or indirectly for the account of an eligible investor, which is limited to accredited investors as defined in Regulation D under the Securities Act of 1933, as amended. The minimum initial investment in the Fund by any eligible investor is $25,000, and the minimum additional investment in the Fund is $10,000. The Fund may accept investments for a lesser amount under certain circumstances, as determined by the Adviser. Certain selling brokers or dealers and financial advisers may impose higher minimum investment levels, or other requirements. Class A Share investments may be subject to a sales charge of up to 3.00%. Such sales load will be subtracted from the investment amount and will not form part of an investor’s investment in the Fund. The sales load may be waived for institutional investors, employees of the Adviser, the Distributor or a financial intermediary and their affiliates and members of their immediate families, and such other persons at the discretion of the Adviser.

Because the Fund is a closed-end fund, shareholders do not have the right to require the Fund to repurchase any or all of their Shares. At the discretion of the Board, the Fund intends to provide a limited degree of liquidity to shareholders by conducting repurchase offers generally quarterly. In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Board will consider a variety of factors. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV per Share as determined as of approximately March 31, June 30, September 30, and December 31, of each year, as applicable. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than twenty (20) business days after the commencement date of the repurchase offer and at least ten (10) business days from the date that notice of an increase or decrease in the percentage of the securities being sought or consideration offered is first published, sent, or given to shareholders. The Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date. Each repurchase offer ordinarily will be limited to the repurchase of approximately 5-25% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, shareholders will have their Shares repurchased on a pro rata basis, and tendering shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer.

If the interval between the date of purchase of Shares and the date in which Shares are repurchased is less than one year then such repurchase will be subject to a 3.00% early withdrawal fee payable to the Fund. There were no withdrawal fees charged to shareholders during the period. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those Shares held longest first.

In connection with the Class A Shares of the Fund, the Fund pays the Distributor or a designee a distribution and service fee equal to 0.75% per annum of the aggregate value of the Fund’s Class A Shares outstanding, determined as of the last calendar day of each month (prior to any repurchases of Class A Shares and prior to the Management Fee being calculated) (“Distribution and Service Fee”). The Distribution and Service Fee is payable quarterly.

During the fiscal year ended March 31, 2026, the Board authorized and the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the net asset value of the Fund’s Shares as of the repurchase pricing dates.

Evanston Multi-Alpha Fund

Notes to Financial Statements – Continued

March 31, 2026

The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement date	March 26, 2025	June 26, 2025
Repurchase request deadline	April 25, 2025	July 25, 2025
Repurchase pricing date	June 30, 2025	September 30, 2025
Value of shares repurchased	$280,663	$4,908,473
Shares repurchased	30,103	509,696

	Repurchase Offer #3	Repurchase Offer #4
Commencement date	September 26, 2025	December 22, 2025
Repurchase request deadline	October 27, 2025	January 26, 2026
Repurchase pricing date	December 31, 2025	March 31, 2026
Value of shares repurchased	$5,743,524	$2,939,755
Shares repurchased	645,383	329,093

Note 6 – Investment Advisory and Other Agreements

The Fund has entered into an Investment Advisory Agreement (the “New Advisory Agreement”) with ECM. ECM previously served as the adviser to the Fund pursuant to an interim advisory agreement between the Fund and ECM, effective as of January 8, 2026, and currently serves as the adviser to the Fund pursuant to the New Advisory Agreement, which took effect on January 29, 2026, upon approval of shareholders. The New Advisory Agreement did not result in any material changes to the Fund’s investment objective and principal investment strategies or to its portfolio management. Under the terms of the New Advisory Agreement, the Fund pays ECM a quarterly fee (the “Management Fee”). The Management Fee is computed at an annual rate of 1.00% of the aggregate value of the Fund’s outstanding Shares determined as of the last calendar day of each month and payable quarterly (before any repurchases of Shares and prior to the Management Fee being calculated). Prior to January 8, 2026, NSI served as the Fund’s Adviser pursuant to an Investment Advisory Agreement (the “Prior Advisory Agreement”) between the Fund and NSI. Under the terms of the Prior Advisory Agreement, the Fund paid NSI a quarterly fee (the “Management Fee”) computed at the annual rate of 1.00% of the aggregate value of its outstanding shares determined as of the last calendar day of each month (before any repurchases of Shares and prior to the Management Fee being calculated).

From May 6, 2024, through January 8, 2026, NSI engaged ECM as investment sub-adviser to manage the Fund’s investment portfolio. ECM was responsible for the day-to-day management of the Fund’s portfolio, including the allocation of investments in the various Portfolio Funds, subject to oversight by NSI and policies adopted by the Board. NSI paid ECM one-half (½) of the net Management Fee received by NSI from the Fund.

Pursuant to an Expense Limitation Novation and Amendment among the Fund and ECM, effective as of January 29, 2026, the Fund and ECM agreed to an expense limitation agreement (the “New Expense Limitation Agreement”) on terms identical to those of a prior expense limitation agreement between NSI and the Fund, such that ECM (and not NSI) became responsible for all duties and obligations of NSI under the New Expense Limitation Agreement. ECM had also entered into an interim expense limitation agreement with the same expense cap to cover the period of January 8, 2026, through January 29, 2026, when ECM served as the Fund’s investment adviser under the interim advisory agreement.

Prior to January 8, 2026, pursuant to an Expense Limitation Novation and Amendment among the Fund, NSI and ECM, effective as of May 6, 2024, the Fund and NSI agreed to an expense limitation agreement (the “Expense Limitation Agreement”) on terms identical to those of a prior expense limitation agreement between ECM and the Fund (the “ECM Expense Limitation Agreement”), such that effective as of May 6, 2024, NSI (and not ECM) became responsible for all duties and obligations of ECM under the ECM Expense Limitation Agreement.

Up to and including August 1, 2026, ECM has contractually agreed, pursuant to the Expense Limitation Agreement, to limit the total annualized operating expenses of the Fund (excluding any borrowing and investment-related costs and fees, taxes, extraordinary expenses and the fees and expenses of underlying Portfolio Funds) to 1.50% with respect to the Class I Shares and 2.25% with respect to the Class

Evanston Multi-Alpha Fund

Notes to Financial Statements – Continued

March 31, 2026

A Shares (due to the Distribution and Service Fee). Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the ECM or the Fund upon thirty (30) days’ prior written notice to the other party. In addition, the ECM is permitted to recover fees and expenses it has waived or borne pursuant to the Expense Limitation Agreement from the applicable class or classes of Shares (whether through reduction of its Management Fee or otherwise) in later periods to the extent that the Fund’s expenses with respect to the applicable class of Shares fall below the annual rate of 1.50% with respect to Class I Shares or 2.25% with respect to Class A Shares. The Fund, however, is not obligated to pay any such amount more than three years after the date on which ECM deferred a fee or reimbursed an expense. Moreover, pursuant to certain prior expense limitation agreements (each, a “Prior Expense Limitation Agreement”), ECM is permitted to recover fees and expenses it has waived or borne pursuant to such Prior Expense Limitation Agreement from the applicable class or classes of shares (whether through reduction of its fees or otherwise) to the extent that the Fund’s expenses with respect to the applicable class of shares fall below the annual rate set forth in such Prior Expense Limitation Agreement pursuant to which such fees and expenses were waived or borne; provided, however, that the Fund is not obligated to pay any such reimbursed fees or expenses more than three years after the date on which the fee or expense was borne by ECM. Any such recovery by ECM will not cause the Fund to exceed the annual limitation rate set forth above. Subject to the terms and conditions of the Expense Limitation Agreement, ECM will continue to be entitled to recover fees and expenses it has waived or borne pursuant to the Expense imitation Agreement for the applicable class or classes of Shares while it acted in its prior capacity as the investment adviser of the Fund.

As of March 31, 2026, no amounts were recaptured. The amount subject to potential future recapture by the Adviser is $947,543. Such potential future recaptures will expire as follows:

Subject to expiration in the year ended:	Amount
March 31, 2027	$185,849
March 31, 2028	408,075
March 31, 2029	353,619
$947,543

Ultimus Fund Solutions, LLC (the “Administrator”) serves as the Fund’s fund accountant, transfer agent and administrator. The Fund’s fees incurred for fund accounting, transfer agency and fund administration for the fiscal year ended March 31, 2026, are reported on the Statement of Operations.

The Distributor receives compensation from the Fund and may receive a portion of the distribution service fees with respect to the Fund’s Class A Shares. The Fund’s fees incurred for distribution services for the fiscal year ended March 31, 2026, are reported on the Statement of Operations.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Fund, as well as related compliance services pursuant to a consulting agreement between NLCS and the Fund. The Fund’s fees incurred for compliance services for the fiscal year ended March 31, 2026, are reported on the Statement of Operations.

Effective May 6, 2024, the Independent Trustees are each paid an annual retainer of $20,000 by the Fund, and Trustees are reimbursed by the Fund for their travel expenses related to Board meetings. The Trustees do not receive any pension or retirement benefits from the Fund. The Fund does not pay any compensation to the Interested Trustee or the Fund’s officers.

Certain officers of the Fund are also employees of the Administrator or NLCS and such persons are not paid by the Fund for serving in such capacities. As of March 31, 2026, related parties of the Adviser held Shares in the Fund that comprise 0.71% of total net assets.

The Fund has entered into a Global Custody Agreement with The Bank of New York Mellon (the “Custodian”) as custodian for the Fund’s securities and other assets registered in the name of the Custodian (or its nominees). In order to secure the Fund’s obligations under the Facility, the Fund has pledged and granted a security interest to the Lender (i) in the custodial account maintained with the Custodian in which investments in Portfolio Funds are to be credited, (ii) in the Fund’s securities entitlements with respect to all investments credited to such custodial account and (iii) in other assets of the Fund.

Note 7 – Securities Transactions

Aggregate purchases and proceeds from sales of Portfolio Funds for the fiscal year ended March 31, 2026, amounted to $7,500,000 and $10,296,125, respectively.

Evanston Multi-Alpha Fund

Notes to Financial Statements – Continued

March 31, 2026

Note 8 – Fair Value Measurement

In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments in Portfolio Funds valued at NAV are not required to be included in the fair value hierarchy. As such, investments in Portfolio Funds with a fair value of $85,368,188 are excluded from the fair value hierarchy as of March 31, 2026.

As of March 31, 2026, the Fund held $3,721,873 in short-term investments in one money market fund which is categorized as Level 1. In accordance with FASB ASC Topic 820, Fair Value Measurement, Level 1 refers to identical securities traded in an active market. Such securities are traded on national exchanges and are valued at the closing sales price or, if there are no sales, at the latest bid quotations.

Note 9 – Risk Factors

Below is a discussion of some, but not all of the risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies, and principal risks.

Fund of Funds Investment Risk. The Fund’s fund-of-funds investment approach is subject to various investment-related types of risks, including market risk, strategy risk, and manager risk. Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of riskier assets, and contraction of available credit or other financing sources.

Illiquidity and Non-Transferability of Shares. The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not currently intend to list Shares for trading on any national securities exchange. There is no secondary trading market for Shares, and it is not expected that a secondary market will develop. Shares therefore are not readily marketable. Because the Fund is a closed-end investment company, Shares in the Fund may not be tendered for repurchase on a daily basis, and they may not be exchanged for shares of any other fund.

Risks of Portfolio Funds. By virtue of its investments in the Portfolio Funds, the Fund has exposure to the underlying risks of those funds including the following risks which are described in the Prospectus: Event - Driven Strategies Risk, Long/Short Equities Strategy Risk, Relative Value Strategies Risk, and Global Asset Allocation Strategies Risk.

Additional Factors. For the fiscal year ended March 31, 2026, the Fund had no direct commitments to purchase or sell securities, financial instruments, or commodities relating to derivative financial instruments. The Fund may have indirect commitments that arise through positions held by Portfolio Funds in which the Fund invests. However, as a shareholder in these Portfolio Funds, the Fund’s risk is limited to the current value of its investment, which is reflected in the Statement of Assets and Liabilities and the Schedule of Investments.

The Adviser has no knowledge of any financial institution, brokerage firm, or other trading counterparty with which the Fund had a concentration of direct credit risk relating to any direct trading activity for the fiscal year ended March 31, 2026.

The Fund and the Portfolio Funds may be involved in certain legal actions in the ordinary course of their businesses. The Adviser is not currently aware of any such actions that will have a material adverse effect on the net assets or results of the operation of the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements, if any, is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 10 – Subsequent Events

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure except as noted below.

The Fund announced that the Board had approved a tender offer to purchase up to 15% of the net asset value of the Fund’s Class A Shares and Class I Shares to be calculated at a price equal to the Fund’s Class A Shares and Class I Shares net asset value as of January 31, 2026. The Fund commenced its tender offer on March 25, 2026, and the expiration of the tender offer was on April 27, 2026. The Fund is offering to repurchase shares as of the June 30, 2026, valuation date in an amount up to $13,959,742.

Evanston Multi-Alpha Fund

Notes to Financial Statements – Continued

March 31, 2026

At a special meeting held on May 15, 2026, the Board of the Fund approved: (i) a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and XA Investments LLC (“XAI”), pursuant to which XAI will serve as the investment adviser to the Fund (Proposal 1); (ii) an investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Fund, XAI and ECM, pursuant to which ECM will continue to manage the Fund’s portfolio as sub-adviser pursuant to the same investment strategy as the Fund currently utilizes with ECM as investment adviser (Proposal 2) (collectively with Proposal 1, the “Transition”); (iii) a newly constituted slate of trustees to serve on the Fund’s Board (Proposal 3); and (iv) adoption of a fundamental policy for the Fund to conduct periodic repurchases of its outstanding shares, in accordance with Rule 23c-3 under the 1940 Act (Proposal 4) (Proposals 1, 2, 3 and 4, collectively the “Proposals”). The Proposals are subject to shareholder approval.

In connection with the Transition, it is proposed that the current Board be reconstituted at the time of the closing of the Transition and replaced by a six-member Board of Trustees. In addition, it is also being proposed that the Fund, which presently operates as a closed-end tender offer fund, be converted to a closed-end interval fund (the “Proposed Conversion”). In connection with the Proposed Conversion, the Board approved the adoption of a fundamental policy for the Fund to conduct periodic repurchases of its outstanding shares, in accordance with Rule 23c-3 under the 1940 Act. Neither the change in the Fund’s investment adviser or the Proposed Conversion will result in any material changes in the day-to-day portfolio management of the Fund or to the Fund’s investment objective and principal investment strategies. The approval of the Proposals will not increase the advisory fee rate paid by the Fund and is not anticipated to increase the Fund’s net operating expense ratio for at least one year following the effective date of the New Advisory Agreement and the New Sub-Advisory Agreement.

The Proposals will be voted upon at a special meeting of shareholders of the Fund (the “Meeting”) scheduled for August 13, 2026. It is anticipated that the Transition and the reconstitution of the Board, if approved by shareholders, are expected to occur on or about August 13, 2026, following the Meeting, or such later date as mutually agreed upon between ECM and XAI. If approved by shareholders, the Fund will adopt the new fundamental policy to conduct repurchase offers of the Fund’s shares at quarterly intervals pursuant to Rule 23c-3 under the 1940 Act within 15 months following such approval once the Fund and the newly constituted Board determine it to be appropriate from an operational perspective and otherwise advisable to implement the Proposed Conversion. The Fund will notify shareholders in advance of the Proposed Conversion being completed.

More detailed information regarding the proposed Transition and the other Proposals to be voted upon at the Meeting will be provided in a forthcoming proxy statement. There is no assurance that the shareholders of the Fund will approve the Proposals.

Evanston Multi-Alpha Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Evanston Multi-Alpha Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Evanston Multi-Alpha Fund (formerly, North Square Evanston Multi-Alpha Fund) (the “Fund”) as of March 31, 2026, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended March 31, 2024, and prior, were audited by other auditors whose report dated May 24, 2024, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, or the investment manager or administrator of the portfolio funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 28, 2026

Evanston Multi-Alpha Fund

Supplemental Information (Unaudited)

Statement Regarding Basis for Approval of Interim Advisory Agreement and New Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory agreement. At a special in-person meeting held on October 15, 2025 (the “Meeting”), the Board, comprised solely of Independent Trustees, unanimously voted to approve (i) the new advisory agreement (the “New Advisory Agreement”) between North Square Evanston Multi-Alpha Fund (the “Fund”) and Evanston Capital Management, LLC (“ECM”); and (ii) the interim investment advisory agreement (the “Interim Advisory Agreement”) between the Fund and ECM. The Board noted that the Fund’s current investment adviser, North Square Investments, LLC (“NSI”) would no longer serve as the investment adviser to the Fund in connection with the closing of the proposed acquisition of NSI, through its parent company NSI Holdco, LLC, by Azimut Group, an independent global asset manager based in Milan, Italy via its U.S. subsidiary, Azimut U.S. Holdings Inc. (the “Transaction”), effective as of the closing of the Transaction and that the current advisory agreement with respect to the Fund (the “Current Advisory Agreement”) would terminate at that time. The New Advisory Agreement and the Interim Advisory Agreement are collectively referred to as the “New Agreements.”

In connection with its consideration of the New Agreements, the Board requested and reviewed responses from ECM to the Section 15(c) request posed to ECM on behalf of the Board by independent counsel and supporting materials relating to those questions and responses, as well as other information and data provided. In this connection, the Board reviewed and discussed various information and data that had been provided prior to the Meeting, including the New Advisory Agreement and Interim Advisory Agreement, ECM’s Form ADV Part 1A, brochures and brochure supplements, as applicable, profitability information, comparative information about the Fund’s performance, advisory fees and expense ratio, and other pertinent information. In addition, the Board considered such additional information as it deemed reasonably necessary, including information and data provided by NSI and ECM during the course of the year, to evaluate the New Advisory Agreement and the Interim Advisory Agreement with respect to the Fund. The Board reviewed and discussed ECM’s Section 15(c) response and discussed various questions and information with representatives of ECM at the Meeting, including with respect to ECM becoming the investment adviser to the Fund, subject to shareholder approval (the “Proposed Transition”), certain performance, advisory fee and other expense information and discussions with the Fund’s portfolio managers. Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of, and request additional materials from, ECM. The Board met in executive sessions at which no representatives of management were present to consider the approval of the New Agreements with respect to the Fund. The Board also took into account information reviewed by it at its regular quarterly in-person meeting held on September 23-24, 2025 (the “September 2025 Meeting”) that was relevant to its consideration of the New Agreements, including certain performance information and discussions with representatives of NSI, the Fund’s current investment adviser, as well as such additional information it deemed relevant and appropriate in its judgment. The Board noted that the information received and considered by the Board was both written and oral. Based on its evaluation of this information, the Board, comprised entirely of Independent Trustees, unanimously approved: (i) the New Advisory Agreement for an initial two-year period from the date on which the New Advisory Agreement is approved by a majority of the outstanding voting securities of the Fund and (ii) the Interim Advisory Agreement to remain in effect from the date of the closing of the Transaction until the earlier of (a) 150 days from the date of the termination of the Current Advisory Agreement or (b) the date on which the New Advisory Agreement is approved by a majority of the outstanding voting securities of the Fund.

In determining whether to approve the New Agreements, the Trustees reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual Trustees may have weighed certain factors differently, the Board’s determination to approve the New Agreements with respect to the Fund was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the New Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the New Agreements and, throughout the evaluation process, the Board was assisted by independent counsel. A more detailed summary of important, but not necessarily all, factors the Board considered with respect to its approval of the New Agreements is provided below. The Board also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the industry. The Board’s conclusions may be based in part on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services. The Board considered information regarding the nature, extent and quality of services proposed to be provided to the Fund by ECM. The Board considered, among other things, the terms of the New Agreements and the range of services proposed to be performed by ECM. The Board noted that the New Agreements were substantially identical to the Current Advisory Agreement with the exception of its term (and with respect to the Interim Advisory Agreement, escrow provisions required by applicable

Evanston Multi-Alpha Fund

Supplemental Information (Unaudited) – Continued

regulations). The Board noted that the services to be provided include but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Fund’s policies and procedures, and voting proxies on behalf of the Fund, if any. The Board also considered ECM’s reputation, organizational structure, resources and overall financial strength.

In addition, the Board considered ECM’s professional personnel who will provide services to the Fund, including ECM’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board reviewed the experience, qualifications, backgrounds, and responsibilities of ECM’s senior investment professionals who would be primarily responsible for the Fund’s management. The Board also considered ECM’s role and experience in supervising third-party fund service providers and providing related services and assistance in meeting legal and regulatory requirements. The Board discussed the ability of ECM to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by ECM that are necessary for the operation of the Fund. The Board considered the benefits that the Fund is anticipated to derive from the resources available to ECM. The Board also considered the compliance program and compliance records and regulatory history of ECM. The Board noted ECM’s support of the Fund’s compliance control structure, including the resources that are to be devoted by ECM in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of ECM to address matters such as cybersecurity risks and to invest in business continuity planning. The Board also noted that it received and reviewed information from the CCO regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of ECM and procedures reasonably designed to ensure compliance with the federal securities laws. The Board also considered ECM’s policies and procedures, including the Fund’s CCO’s review and evaluation of these policies and procedures, and that the CCO found them to be reasonably designed to prevent violations of federal securities laws and were operating effectively. The Board also noted that it met separately, in executive session, with the CCO on a regular basis.

The Board also considered the nature and extent of significant risks assumed by ECM in connection with the services to be provided to the Fund, including entrepreneurial risk and ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board also noted increased regulatory risk which, among other things, can increase cost of operations and introduce legal and administrative challenges with respect to management of the Fund.

The Board took into account its familiarity with ECM from its service to the Fund as sub-adviser and the quality and level of services provided to the Fund. The Board also took into account NSI’s evaluation of ECM’s performance as sub-adviser to the Fund. The Board also noted that ECM previously was the Fund’s adviser since the Fund’s inception on July 1, 2014 until May 6, 2024.

With respect to the Interim Advisory Agreement, the Board also determined that the scope and quality of the services to be provided to the Fund under the Interim Advisory Agreement are at least equivalent to the scope and quality of services provided under the Current Advisory Agreement and the current Sub-Advisory Agreement with NSI and ECM, respectively.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by ECM as adviser, taken as a whole, are appropriate and consistent with the terms of the New Agreements. In addition, the Board concluded that the Fund was likely to benefit from services to be provided under the New Agreements.

Fund Performance. The Board reviewed and considered the performance of the Fund over various periods. The Board considered various data and materials provided to the Board by ECM concerning Fund performance, including a comparison of the investment performance of the Fund to its benchmark index, as well as comparative fee information provided by Broadridge Financial Solutions, Inc., based on data produced by Morningstar Inc., an independent provider of investment company data (the “Broadridge Report”), comparing the investment performance of the Fund to a group of peer funds.

The Board received information at the Meeting, including ECM’s discussion of the Fund’s performance and took into account factors contributing to the performance of the Fund relative to its benchmark and peer group. The Board also took into account factors including general market conditions; the “style” in which the Fund is managed; issuer-specific information; and fund cash flows. The Board considered that the same portfolio managers would continue to be responsible for the day-to-day management of the Fund’s portfolio.

Based on these considerations, the Board determined that it was reasonable to conclude that ECM has the ability to continue to manage the Fund successfully from a performance standpoint.

Advisory Fees and Expenses. The Board reviewed and considered the advisory fee rate of the Fund that is being paid to NSI and the Fund’s total net expense ratio. The Board considered that the advisory fee for the Fund would not change under the New Agreements with ECM.

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Supplemental Information (Unaudited) – Continued

The Board reviewed information contained in the Broadridge Report comparing the Fund’s advisory fee rate and total expense ratio relative to a group of its peer funds. While the Board recognized that comparisons between the Fund and its peer funds may be imprecise and non-determinative, the comparative information provided in the Broadridge Report was helpful to the Board in evaluating the reasonableness of the Fund’s advisory fees and total expense ratio. The Board noted that the Fund’s contractual advisory fee and net total expenses were below the median of the Fund’s peer group as selected in the Broadridge Report.

The Board also took into account that NSI had contractually agreed to limit the annual expense ratio for the Fund, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board also noted that ECM would continue such Expense Cap for the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by ECM to other types of clients with investment strategies similar to those of the Fund, if any.

The Board also noted ECM’s representation that the services to be provided to the Fund are not duplicative of the advisory services provided by the investment managers of the underlying funds in which the Fund may invest. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the compensation to be paid to ECM under the New Advisory Agreement and the Interim Advisory Agreement was reasonable.

Profitability. The Board received and considered information concerning ECM’s estimated profitability with respect to its provision of services to the Fund. The Board took into account the expenses to be borne by ECM, ECM’s continuation and extension of the Fund’s Expense Cap, and ECM’s resources to be utilized in managing the Fund. Based on its review, the Board determined that the potential profits that ECM may receive from services to be provided to the Fund, if any, were not excessive.

Economies of Scale. The Board considered the potential for ECM to experience economies of scale in the provision of advisory services to the Fund as the Fund grows. The Board also considered that ECM may share potential economies of scale from its advisory business in a variety of ways, including through services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. In addition, the Board took into account management’s discussion of the Fund’s fee structure. The Board also considered that, if the Fund’s assets increase over time, the Fund may realize other economies of scale. The Board determined that, because of the Fund’s asset size and the revenues expected to be generated, the Board did not believe breakpoints were appropriate at this time.

The Board concluded that ECM’s proposed arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

“Fall-Out” Benefits. The Board received and considered information regarding potential “fall-out” or ancillary benefits that ECM may receive as a result of its relationship with the Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in ECM’s business as a result of its relationship with the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board did not find that any ancillary benefits that may be received by ECM are unreasonable.

Conclusion. At the Meeting, after considering the above-described material factors and based on its deliberations and its evaluation of the information described above, and assisted by the advice of independent counsel, the Board, comprised solely of Independent Trustees, concluded that the approval of each of the New Agreements with respect to the Fund was in the best interest of the Fund and its shareholders.

Evanston Multi-Alpha Fund

Supplemental Information (Unaudited) – Continued

Trustees’ and Officers’ Biographical Data

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below. Each Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

INDEPENDENT TRUSTEES*
Name, Address[a], Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
David B. Boon (1960)	Chairperson of the Board and Trustee	05/2024 to present	Chief Financial Officer and Managing Director, Eagle Capital Management, LLC (since 2018); Chief Financial Officer and Partner, Cedar Capital, LLC (2013 – 2018).	1	Trustee of Exchange Place Advisors Trust (since 2018) (Chairperson of the Board since 2024).
Donald J. Herrema (1952)	Trustee	05/2024 to present	Vice Chair and Chief Investment Officer, Independent Life Insurance Company (since 2018); Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) (since 2004).	1

Chairman and Director Emeritus, TD Funds USA (2009 – 2019); Director, Abel Noser Holdings, LLC (since 2016); Member, USC Marshall Business School Board (since 2010); Director, FEG Investment Advisors (since 2017); Director, Independent Life Insurance Company (since 2018); Director, Independent Insurance Group (since 2023); and Trustee of Exchange Place Advisors Trust (since 2018) (Chairman of the Board from 2018 – 2024).

Catherine A. Zaharis (1960)	Trustee	05/2024 to present	Professor of Practice (since 2019), Director, Professional/ Employer Development, Finance Department (2015 – 2019), Adjunct Lecturer (2010 – 2019), and Business Director, MBA Finance Career Academy (2008 – 2015), University of Iowa, Tippie College of Business; Chair (2013 – 2016), Director (1999 – 2016), and Investment Committee Member (1999 – 2013) and Chair (2003 – 2013), University of Iowa Foundation.	1	Trustee of Exchange Place Advisors Trust (since 2018).

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Supplemental Information (Unaudited) – Continued

Trustees’ and Officers’ Biographical Data (Continued)

OFFICERS*
Name, Address[a], Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Officer During the Past 5 Years
Officers of the Trust
Ian Martin (1968)	President	05/2024 to present	Executive Vice President, Chief Administrative Officer of Ultimus Fund Solutions, LLC (2019 – present); Executive Vice President (1992 – 2019), U.S. Bank Global Fund Services.	N/A	N/A
Zachary P. Richmond (1980)	Treasurer	05/2024 to present	Senior Vice President, Director of Financial Administration of Ultimus Fund Solutions, LLC (2024 – present). (Vice President from 2015 – 2024).	N/A	N/A
Karen Jacoppo-Wood (1966)	Secretary	05/2024 to present	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (2022 – present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2019 – 2022) (Vice President and Managing Counsel from 2014 – 2019).	N/A	N/A
Martin R. Dean (1963)	Chief Compliance Officer	05/2024 to present	President of Northern Lights Compliance Services, LLC (01/2023 – present); Senior Vice President, Head of Fund Compliance (2020 – 01/2023) of Ultimus Fund Solutions, LLC (Vice President and Director of Fund Compliance from 2016 – 2020).	N/A	N/A

a.	The business address of each Trustee and officer is Evanston Multi-Alpha Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
b.	Trustees and officers serve until their successors are duly elected and qualified. Trustees may be removed in accordance with the Declaration of Trust, with or without cause, by, if at a meeting, a vote of a majority of the Shareholders or, if by written consent, a vote of Shareholders holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Shareholders.
c.	The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. As of January 8, 2026, the Fund does not hold itself out as related to any other funds. Prior to January 8, 2026, the Fund was advised by NSI who also advises North Square Spectrum Alpha Fund, North Square Dynamic Small Cap Fund, North Square Multi-Strategy Fund, North Square Preferred and Income Securities Fund, North Square Tactical Growth Fund, North Square Tactical Defensive Fund, North Square Core Plus Bond Fund Fund, North Square Kennedy MicroCap Fund, North Square Select Small Cap Fund, North Square Altrinsic International Equity Fund, North Square McKee Bond Fund, North Square Strategic Income Fund, North Square RCIM Tax-Advantaged Preferred and Income Securities ETF and North Square Small Cap Value Fund (each a series of Exchange Place Advisors Trust, a separate registered investment company).
*	Additional information about the Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained upon request and without charge by writing to the Fund c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling the Fund at 1-833-821-7800

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Supplemental Information (Unaudited) – Continued

Additional Information

Proxy Voting

A description of the Fund’s proxy voting policies and procedures and the Fund’s portfolio securities voting record during the prior twelve month period ending June 30 of each year is available without charge, upon request, by calling the Fund at 1-833-821-7800 and on the SEC web site at http://www.sec.gov.

Filing of Quarterly Schedule of Portfolio Holdings (“FORM N-PORT”)

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the SEC on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

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Evanston Multi-Alpha Fund

Adviser

Evanston Capital Management, LLC

1560 Sherman Avenue, Suite 960

Evanston, Illinois 60201

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Fund Administrator, Transfer Agent and Fund Accountant

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Distributor

PINE Distributors LLC

501 S. Cherry Street, Suite 610

Denver, Colorado 80246

Evanston-AR-26

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar.

(b)	Not applicable.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	Not applicable.

(f)	See Item 19 (a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2)	David B. Boon and Donald J. Herrema are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Evanston Multi-Alpha Fund	FY 2026	$41,000
	FY 2025	$40,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Evanston Multi-Alpha Fund	FY 2026	$12,800
	FY 2025	$12,500

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Evanston Multi-Alpha Fund	FY 2026	$0
	FY 2025	$0

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Evanston Multi-Alpha Fund	FY 2026	$0
	FY 2025	$0

Item 5. Audit Committee of Listed Registrants.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	All non-audit fees billed by the registrant’s accountant for services rendered to the registrant for the fiscal years ended March 31, 2026 and March 31, 2025, respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Manager and Business Experience.

As of the date of the filing of this Report on Form N-CSR, Adam B. Blitz, CFA, and Kristen VanGelder, CFA are primarily responsible for the day-to-day management of the Registrant’s portfolio (the “Portfolio Managers”).

Adam B. Blitz, CFA. Mr. Blitz is the Chief Executive Officer/ Chief Investment Officer/ a Founding Partner and a member of the General Investment Committee of Evanston Capital. He joined Evanston Capital at inception in 2002. He has over twenty years of institutional investment management experience with an emphasis in quantitative analysis/ trading and risk management.

Kristen VanGelder, CFA. Ms. VanGelder is a Partner - Deputy Chief Investment Officer and a member of the General Investment Committee of Evanston Capital. She joined the firm in August 2003 and is primarily responsible for investment research/ including the sourcing/ evaluation/ and due diligence of prospective investments as well as the ongoing monitoring of existing investments. Her responsibilities also include portfolio construction and risk management.

(a)(2)	Other Accounts Managed by the Portfolio Managers.

The charts below shows the number of other accounts managed by the Portfolio Manager as of March 31, 2026.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)
Adam B. Blitz	0	$0	9	$4,283	0	$0
Kristen VanGelder	0	$0	8	$4,223	0	$0

(1)	This chart does not include information with respect to the Registrant.

Performance-Based Fee Accounts Information Table

	Registered Investment Companies (1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)
Adam B. Blitz	0	$0	8	$4,105	0	$0
Kristen VanGelder	0	$0	7	$4,045	0	$0

(1)	This chart does not include information with respect to the Registrant.

(a)(3)	Compensation of the Management Team.

Portfolio managers at Evanston Capital are compensated through a number of different methods. Firstly, a base salary is paid to all of the portfolio managers. Secondly an objective-related bonus is paid annually and reflects the level of achievement the portfolio manager has made regarding the investment activities of Evanston Capital in respect of its accounts for that period with the overall bonus pool which is based upon the profitability of Evanston Capital as a whole. There are no other special compensation schemes for the portfolio managers.

(a)(4)	Disclosure of Securities Ownership.

Team Member	Dollar ($) Range of Fund Shares Beneficially Owned as of March 31, 2026
Adam B. Blitz	$100,001 - $500,000
Kristen VanGelder	$50,001 - $100,000

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Fund with respect to the Fund for which this Form N-CSR is being filed.

Item 16. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of ethics is filed herewith.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3)	Not applicable

(a)(4)	Change in the registrant’s independent public accountant: Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Evanston Multi-Alpha Fund

By (Signature and Title)	/s/ Ian Martin
Ian Martin, President and Principal Executive Officer

Date	6/02/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ian Martin
Ian Martin, President and Principal Executive Officer

Date	6/02/2026

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date	6/02/2026